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                                                                  Exhibit 10.3

                      FIRST AMENDMENT TO CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered
                                                     ---------
into as of December 20, 2000 among KNOLL, INC., a Delaware corporation (the "Borrower"), each of the Domestic Subsidiaries of the Borrower (individually
 --------
a "Guarantor" and collectively the "Guarantors"), the Lenders party hereto,
   ---------                        ----------
and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"). Capitalized terms used herein and not
               --------------------
otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).


                                R E C I T A L S
                                ---------------

     WHEREAS, the Borrowers, the Guarantors, the Lenders and the Agents entered into that certain Credit Agreement, dated as of October 20, 1999 (as amended or modified from time to time, the "Credit Agreement");
                                    ----------------

     WHEREAS, the Borrowers have requested that the Required Lenders agree to certain changes to the Credit Agreement; and

     WHEREAS, the Required Lenders are willing to agree to certain changes to the Credit Agreement as more fully set forth below.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                               A G R E E M E N T
                               -----------------

     1.    Interest Coverage Ratio.  The definition of "Interest Coverage
           -----------------------
Ratio" in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

           "Interest Coverage Ratio" means, as of the end of each fiscal
            -----------------------
     quarter of the Credit Parties, for the twelve month period ending on such date, with respect to the Credit Parties and its Subsidiaries on a consolidated basis, the ratio of (a) EBITDA for the applicable period to
     (b) cash Interest Expense for the applicable period.

     2.    Release of Collateral Event.  Clause (b) of the definition of
           ---------------------------
"Release of Collateral Event" in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

           (b) the Credit Parties shall have maintained for two successive fiscal quarters (at least one of which must be the fiscal quarter ending on December 31) a Leverage Ratio,


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     as of the end of each such fiscal quarter, of less than 2.0 to 1.0;
     provided that for the purposes of calculating the Leverage Ratio for this clause (b), any dividend declared during a fiscal quarter (and the Funded Debt to be incurred in connection therewith) shall be deemed to have occurred during that fiscal quarter whether or not such dividend is actually paid (and the Funded Debt incurred) during such fiscal quarter.

     3.    Restricted Payments.  Clause (b)(iv) of Section 8.7 of the Credit
           -------------------
Agreement is amended in its entirety to read as follows:

           (iv) the Borrower may pay dividends or repurchase or redeem its Capital Stock so long as (A) after giving effect to such dividend, repurchase or redemption on a pro forma basis, as if such dividend, repurchase or redemption had occurred on the last day of the twelve month period ending on the last day of the Borrower's most recently completed fiscal quarter for which internal financial statements are available
     (1) if the Collateral has not been released pursuant to Section 11.17, the Leverage Ratio is less than 2.5 to 1.0, (2) if the Collateral has been released pursuant to Section 11.17, the Leverage Ratio is less than
     2.0 to 1.0 and (3) the ratio of (x) EBITDA to (y) the sum of cash Interest Expense for the applicable period plus amounts used to pay dividends or repurchase or redeem Capital Stock pursuant to this Section 8.7 during the applicable period is greater than or equal to 1.0 to 1.0, and the Borrower shall have delivered to the Administrative Agent a certificate of its chief financial officer to such effect setting forth in reasonable detail the computation necessary to make such determination of the ratios set forth above and (B) at the time of such dividend, repurchase or redemption and after giving effect thereto, no Default or Event of Default shall exist or be continuing.

     4.    Release of Collateral.  The first sentence of Section 11.17 of the
           ---------------------
Credit Agreement is amended in its entirety to read as follows:

           Upon the occurrence of a Release of Collateral Event, the Lenders agree, upon the request and the expense of the Borrower, to take such action as is necessary to release all Collateral securing the Credit Party Obligations; provided, however, that the Borrower may not request the release of the Collateral if the Borrower has declared or paid a dividend and the effect of such dividend is to cause the Leverage Ratio, as of the end of the fiscal quarter in which such dividend is declared or paid, to be greater than or equal to 2.0 to 1.0.

     5.    Conditions Precedent.  This Amendment shall not be effective until
           --------------------
the following conditions have been satisfied or waived by the Required Lenders:

           (a) Receipt by the Administrative Agent of copies of this Amendment duly executed by the Borrower and the Required Lenders.

           (b) The payment by the Borrower of an amendment fee to each Lender who executes and delivers this Amendment to the Administrative Agent (or its designee) on or


                                       2

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     before Wednesday, December 20, 2000, in an amount equal to .15% of each such Lender's total Commitment.

           The Administrative Agent agrees to inform the Borrower and the Lenders in writing when the conditions set forth above have been satisfied.

     6.    Ratification of Credit Agreement.  The term "Credit Agreement" as
           --------------------------------
used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms. The Credit Parties hereby reaffirm the Liens granted in favor of the Lenders pursuant to the Collateral Documents.

     7.    Authority/Enforceability.  Each of the Credit Parties, the Agents
           ------------------------
and the Lenders party hereto represents and warrants as follows:

           (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

           (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

           (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

     8.    No Default.  Each Credit Party represents and warrants to the
           ----------
Lenders that (a) the representations and warranties of the Credit Parties set forth in Section 6 of the Credit Agreement are true and correct as of the date hereof, unless they specifically refer to an earlier date, (b) no event has occurred and is continuing which constitutes a Default or an Event of Default, and (c) it has no claims, counterclaims, offsets, credits or defenses to its obligations under the Credit Documents or to the extent it has any they are hereby released in consideration of the Required Lenders entering into this Amendment.

     9.    No Conflicts.  Neither the execution and delivery of this Amendment,
           ------------
nor the consummation of the transactions contemplated herein, nor performance of and compliance with the terms and provisions hereof by the Credit Parties will (a) violate, contravene or conflict with any provision of its respective articles or certificate of incorporation, bylaws or other organizational or governing document, (b) violate, contravene or conflict with any law, rule, regulation, order, writ, judgment, injunction, decree or permit applicable to any Credit Party, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under,


                                       3

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any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which a Credit Party is a party or by which it or its properties may be bound or (d) result in or require the creation of any Lien upon or with respect to a Credit Party's properties.

     10.    Counterparts/Telecopy.  This Amendment may be executed in any
            ---------------------
number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered if requested.

     11.    GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
            -------------
THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


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                                       4

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     Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:
--------
                                   KNOLL, INC.,
                                   a Delaware corporation

                                   By:  /s/  Barry L. McCabe
                                      --------------------------------
                                   Name:   Barry L. McCabe
                                   Title:  Senior Vice President


GUARANTORS:
----------
                                   KNOLL OVERSEAS, INC.,
                                   a Delaware corporation

                                   By:  /s/  Barry L. McCabe
                                      --------------------------------
                                   Name:   Barry L. McCabe
                                   Title:  Senior Vice President


                                   SPINNEYBECK ENTERPRISES, INC.,
                                   a New York corporation

                                   By:  /s/  Barry L. McCabe
                                      --------------------------------
                                   Name:   Barry L. McCabe
                                   Title:  Senior Vice President


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LENDERS:
-------
                                   BANK OF AMERICA, N.A.,
                                   in its capacity as Administrative Agent

                                   By:  /s/  Kathleen M. Carry
                                      --------------------------------
                                   Name:   Kathleen M. Carry
                                   Title:  Vice President


                                   BANK OF AMERICA, N.A., individually
                                   in its capacity as a Lender

                                   By:  /s/  David H. Strickert
                                      --------------------------------
                                   Name:   David H. Strickert
                                   Title:  Principal


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                                   THE CHASE MANHATTAN BANK


                                   By:  /s/  William J. Caggiano
                                      --------------------------------
                                   Name:   William J. Caggiano
                                   Title:  Managing Director


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                                   THE BANK OF NEW YORK


                                   By:  /s/  Walter C. Parelli
                                      --------------------------------
                                   Name:   Walter C. Parelli
                                   Title:  Vice President


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                                   THE BANK OF NOVA SCOTIA


                                   By:  /s/  Brian S. Allen
                                      --------------------------------
                                   Name:   Brian S. Allen
                                   Title:  Managing Director


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                                   CIBC INC.


                                   By:  /s/  Patricia Schaupp
                                      --------------------------------
                                   Name:   Patricia Schaupp
                                   Title:  Executive Director


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                                   CREDIT AGRICOLE INDOSUEZ


                                   By:  /s/  Michael Fought
                                      --------------------------------
                                   Name:   Michael Fought
                                   Title:  Vice President


                                   By:  /s/  Michael G. Haggarty
                                      --------------------------------
                                   Name:   Michael G. Haggarty
                                   Title:  Vice President


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                                   THE DAI-ICHI KANGYO BANK, LTD.


                                   By:  /s/  Andreas Panteli
                                      --------------------------------
                                   Name:   Andreas Panteli
                                   Title:  Senior Vice President


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                                   BANK ONE, NA


                                   By:  /s/  Steven F. Smith
                                      --------------------------------
                                   Name:   Steven F. Smith
                                   Title:  First Vice President


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                                   FIRST UNION NATIONAL BANK


                                   By:  /s/  David J.C. Silander
                                      --------------------------------
                                   Name:   David J.C. Silander
                                   Title:  Vice President


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                                   IKB DEUTSCHE INDUSTRIEBANK AG
                                   LUXEMBOURG BRANCH


                                   By:  /s/  Albrecht Perrin
                                      --------------------------------
                                   Name:   Albrecht Perrin
                                   Title:  Manager


                                   By:  /s/  Manfred Ziwey
                                      --------------------------------
                                   Name:   Manfred Ziwey
                                   Title:  Director


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                                   MERITA BANK Plc


                                   By:  /s/  Michael J. Maher
                                      --------------------------------
                                   Name:   Michael J. Maher
                                   Title:  Senior Vice President


                                   By:  /s/  Garry Weiss
                                      --------------------------------
                                   Name:   Garry Weiss
                                   Title:  Vice President


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                                   THE SUMITOMO BANK, LIMITED


                                   By:  /s/  Edward D. Henderson, Jr.
                                      --------------------------------
                                   Name:   Edward D. Henderson, Jr.
                                   Title:  Senior Vice President


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                                   SUMMIT BANK


                                   By:  /s/  Karen D. Budniak
                                      --------------------------------
                                   Name:   Karen D. Budniak
                                   Title:  Vice President


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                                   SUNTRUST BANK, ATLANTA


                                   By:  /s/  Jeffrey A. Howard
                                      --------------------------------
                                   Name:   Jeffrey A. Howard
                                   Title:  Director


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                                   CHANG HWA COMMERCIAL BANK, LTD.,
                                   NEW YORK BRANCH


                                   By:  /s/  Wan-Tu Yeh
                                      --------------------------------
                                   Name:   Wan-Tu Yeh
                                   Title:  Senior Vice President &
                                             General Manager